This document corrects the signature pages of the document filed at Deed Book 1428, page 404.

Upon Recording return to:                             Cross Reference:
    Mr. Robert N. Farrar                         Deed Book 1274, page 264
    Suite 141, The Carnegie Building             Deed Book 1378, page 615
    607 Broad Street                             Deed Book 1391, page 1
    Rome, Georgia  30161-3059                    Deed Book 1409, page 766

           SUPPLEMENT TO OPC INTERCREDITOR AND SECURITY AGREEMENT NO. 1

         This Supplement to OPC Intercreditor and Security Agreement No. 1, dated as of March 1, 1997 (hereinafter referred to as the "Agreement") is entered into among the UNITED STATES OF AMERICA (hereinafter referred to as the "Government"), acting through the Administrator of the Rural Utilities Service, SUNTRUST BANK, ATLANTA, as trustee under that certain OPC Indenture, as hereinafter defined (hereinafter referred to as the "New Mortgagee"), a banking corporation organized and existing under the laws of the State of Georgia, OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia, (hereinafter referred to as "OPC"), ROCKY MOUNTAIN LEASING CORPORATION, a Delaware corporation (hereinafter referred to as "RMLC"), SUNTRUST BANK, ATLANTA, a banking corporation organized under the laws of Georgia, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement (hereinafter referred to as the "Co-Trustee"), FLEET NATIONAL BANK, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (hereinafter referred to as the "Owner Trustee"), UTRECHT-AMERICA FINANCE CO., a Delaware corporation (hereinafter referred to as the "Lender"), and AMBAC INDEMNITY CORPORATION, a Wisconsin domiciled stock insurance corporation (hereinafter referred to as "AMBAC") (each of OPC, RMLC, Co-Trustee, Owner Trustee, Lender and AMBAC, together with their respective successors and assigns, collectively hereinafter referred to as the "Transaction Parties"); capitalized terms used herein and not defined in this Agreement are used with the meaning set forth in the Intercreditor Agreement, as hereinafter defined.

                                      RECITALS:

    A. The Government, the New Mortgagee and each of the Transaction Parties entered into that certain OPC Intercreditor and Security Agreement No. 1, dated as of December 30, 1996 (hereinafter referred to as the "Intercreditor Agreement"), wherein the Transaction Parties acknowledged and agreed, among other matters, that the security titles and security interests of the Original Mortgagees in and to the Rocky Mountain Interests (as hereinafter defined and herein so called) created by the OPC Mortgage constitute a first and prior security title and security interest that was not released by the Original Mortgagees and that the rights and interests of the Transaction Parties in and to the Rocky Mountain Interests are and will remain subject and subordinate in all respects to the security title and security interest of the Senior Mortgage and Security Agreement.

    B. OPC and the New Mortgagee have entered into that certain Indenture, dated as of March 1, 1997 (as the same from time to time may be amended, supplemented or modified, hereinafter referred to as the "OPC Indenture"), pursuant to which OPC has granted to the New Mortgagee a perfected security interest in and security title to substantially all of OPC's property, including, without limitation, the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements (collectively the "Rocky Mountain Interests"). The parties hereto desire to supplement the Intercreditor Agreement as hereinafter provided.

    C. Pursuant to the OPC Indenture, and in order to fully preserve and protect the Trustee's interest in the Trust Estate under the OPC Indenture, OPC and the New Mortgagee have also entered into that certain Security Agreement, dated as of March 1, 1997 (as the same from time to time may be amended, supplemented or modified, herein referred to as the "Security Agreement") separately granting to the Trustee under the OPC Indenture a security interest in certain personal property in which the Indenture also grants a security interest (for purposes of this Agreement, the Security Agreement shall be considered a part of, and is included in the definition of, the OPC Indenture).

                                STATEMENT OF AGREEMENT

    NOW, THEREFORE, the Government, the New Mortgagee and each of the Transaction Parties do hereby acknowledge, agree and affirm that:

         (1) together with the OPC Mortgage, the OPC Indenture constitutes, for all purposes under the Intercreditor Agreement, the Senior Mortgage and Security Agreement;

         (2) the interest (if any) of each Transaction Party in and to the Rocky Mountain Interests is subject and subordinate in all respects to the Senior Mortgage and Security Agreement;

         (3) the rights and obligations of the Government, the New Mortgagee and the Transaction Parties under or by virtue of the Intercreditor Agreement, as supplemented by this Agreement, remain in full force and effect; and

         (4) neither the provisions hereof nor of the Intercreditor Agreement shall be affected in any manner by the release of any collateral or security by the Government or the New Mortgagee, including, without limitation the release from time to time of the OPC Mortgage or any property encumbered thereby.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date hereof.

                         [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                       UNITED STATES OF AMERICA
                                       acting by and through the
                                       Administrator of the Rural Utilities
                                       Service


                                       By: /s/ Thomas L. Eddy
                                          -------------------------------------
                                       Title: Director, Power Supply Division


Signed and delivered in the
presence of


/s/ Steven Slovikosky
-----------------------------------
Unofficial Witness


/s/ James F. Mothershed
-----------------------------------
Notary Public

My Commission Expires: April 30, 1999

    [NOTARIAL SEAL]






                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  SUNTRUST BANK, ATLANTA, not in its
                                  individual capacity but solely as the New
                                  Mortgagee


                                  By:    /s/ Philip D. DeMouey
                                     -----------------------------------------
                                  Name:  Philip D. DeMouey
                                       ---------------------------------------
                                  Title: Assistant Vice President
                                        --------------------------------------


Signed and delivered in the       By:    /s/ Antonio I. Portuondo
presence of                          -----------------------------------------
                                  Name:  Antonio I. Portuondo
                                       ---------------------------------------
                                  Title: Assistant Vice President
                                        --------------------------------------

/s/ David McMahon
---------------------------------
Unofficial Witness


/s/ Teresa R. Turner
---------------------------------
Notary Public

My Commission Expires: April 3, 2001

    [NOTARIAL SEAL]




                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  OGLETHORPE POWER CORPORATION
                                  (AN ELECTRIC MEMBERSHIP
                                  GENERATION & TRANSMISSION
                                  CORPORATION)


                                  By: /s/ T. D. Kilgore
                                     -----------------------------------------
                                  Name:  T. D. Kilgore
                                  Title:  President & CEO


Signed and delivered in the       By: /s/ Patricia N. Nash
presence of                          ------------------------------------------
                                  Name: Patricia N. Nash
                                  Title:  Secretary

/s/ Jo Ann Smith
---------------------------------
Unofficial Witness


/s/ Thomas J. Brendiar
---------------------------------
Notary Public

My Commission Expires: November 14, 2000

    [NOTARIAL SEAL]




                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  ROCKY MOUNTAIN LEASING
                                  CORPORATION


                                  By: /s/ Clarence Mitchell
                                     -----------------------------------------
                                  Name: Clarence Mitchell
                                  Title:  President


Signed and delivered in the       By: /s/ James E. Kofron
presence of                          ------------------------------------------
                                  Name:  James E. Kofron
                                  Title:  Secretary-Treasurer

/s/ Denise S. Kemp
---------------------------------
Unofficial Witness


/s/ Thomas J. Brendiar
---------------------------------
Notary Public

My Commission Expires: November 14, 2000

    [NOTARIAL SEAL]




                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  SUNTRUST BANK, ATLANTA, not in its
                                  individual capacity but solely as Co-Trustee under the Trust Agreement

                                  By:    /s/ Philip D. DeMouey
                                     -----------------------------------------
                                  Name: Philip D. DeMouey
                                       ---------------------------------------
                                  Title: Assistant Vice President
                                        --------------------------------------


Signed and delivered in the       By:   /s/ Antonio I. Portuondo
presence of                          -----------------------------------------
                                  Name: Antonio I. Portuondo
                                       ---------------------------------------
                                  Title: Assistant Vice President
                                        --------------------------------------

/s/ David McMahon
---------------------------------
Unofficial Witness


/s/ Teresa R. Turner
---------------------------------
Notary Public

My Commission Expires: April 3, 2001

    [NOTARIAL SEAL]






                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  FLEET NATIONAL BANK, not in its
                                  individual capacity, but solely as Owner
                                  Trustee under the Trust Agreement


                                  By: /s/ Mark A. Forgetta
                                     -----------------------------------------
                                  Name: Mark A. Forgetta
                                       ---------------------------------------
                                  Title: Attorney-In-Fact
                                        --------------------------------------

Signed and delivered in the
presence of


/s/ Debra A. Colon
----------------------------------
Unofficial Witness


/s/ Dawn P. Heintz
----------------------------------
Notary Public

My Commission Expires: May 31, 2002

    [NOTARIAL SEAL]





                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  UTRECHT-AMERICA FINANCE CO.


                                  By: /s/ David I. Dietz
                                     -----------------------------------------
                                  Name: David I. Dietz
                                       ---------------------------------------
                                  Title: Assistant Treasurer
                                        --------------------------------------


Signed and delivered in the       By: /s/ J. W. den Baas
presence of                          -----------------------------------------
                                  Name: J. W. den Baas
                                       ---------------------------------------
                                  Title: Vice President
                                        --------------------------------------

/s/ Kimberly A. Werderm
----------------------------------
Unofficial Witness


/s/ Stacie A. Clark
----------------------------------
Notary Public

My Commission Expires: August 12, 1998

    [NOTARIAL SEAL]




                       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  AMBAC INDEMNITY CORPORATION


                                  By: /s/ T. S. Travers
                                     -----------------------------------------
                                  Name:  T. S. Travers
                                       ---------------------------------------
                                  Title:  First Vice President
                                        --------------------------------------

Signed and delivered in the
presence of


/s/ Doug Chery
--------------------------------
Unofficial Witness


/s/ Kevin P. Dolan
--------------------------------
Notary Public

My Commission Expires: January 31, 1998

    [NOTARIAL SEAL]

                           Schedule to Exhibit 10.32.19(b)

                Supplment to OPC Intercreditor and Security Agreement

    The following table indicates for each transaction the name of the corresponding Owner Participant:


    Agreement                     Owner Participant
  ------------------             ----------------------------------

         1                        Philip Morris Capital Corporation

         2                        Philip Morris Capital Corporation

         3                        First Chicago Leasing Corporation

         4                        First Chicago Leasing Corporation

         5                        NationsBanc Leasing & R.E. Corporation

         6                        NationsBanc Leasing & R.E. Corporation